1
EXHIBIT 32.1
CERTIFICATION OF PERIODIC REPORT
I, John
P. D.
Cato, Chairman,
President and
Chief Executive
Officer of
The Cato
Corporation (the
“Company”),
certify, pursuant to Section 906
of the Sarbanes-Oxley Act
of 2002, 18
U.S.C. Section 1350, that on
the date
of this Certification:
1.
the Annual Report on Form 10-K of
the Company for the year
ended January 31, 2026 (the
“Report”)
fully complies with the requirements of
Section 13(a) or 15(d) of the
Securities Exchange Act of 1934;
and
2.
the information contained in the Report
fairly presents, in all material respects, the
financial condition and
results of operations of the Company.
Dated: March 25, 2026
/s/ John P.
D. Cato
John P.
D. Cato
Chairman, President and
Chief Executive Officer